Related-Party and Parties-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party and Parties-In-Interest Transactions
Related-Party and Party-In-Interest Transactions
The Plan offers the Stock Fund as an investment option, which has substantially all of its investments in the firm’s common stock. The Stock Fund is managed by State Street Global Advisors. As of December 2025, the Plan’s interest in the Stock Fund represented 493,014 shares of the firm’s common stock with a fair market value of $433.4 million. As of December 2024, the Plan’s interest in the Stock Fund represented 501,941 shares of the firm’s common stock with a fair market value of $287.4 million. Purchases of $12.8 million and sales of $4.9 million of the firm’s common stock were made through the Stock Fund during 2025. Purchases of $8.8 million and sales of $8.6 million of the firm’s common stock were made through the Stock Fund during 2024.
Goldman Sachs Asset Management, L.P. (GSAM L.P.), an affiliate of the firm, manages a laddered fixed income separately managed account investment option in the Plan. No fees were charged by GSAM L.P. to manage this separately managed account as of both December 2025 and December 2024.
GS Bank USA, an affiliate of the firm, has a deposit obligation to the Plan under the Plan’s Bank Deposit Option. No fees were charged by GS Bank USA for this bank deposit obligation as of both December 2025 and December 2024.